UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

______________________

Date of Report (Date of earliest event reported): March 31, 2005

eCollege.com

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28393 (Commission File Number)	84-1351729 (I.R.S. Employer Identification No.)

One N. LaSalle Street, Suite 1800

Chicago, Illinois 60602

(Address of principal executive offices)

Registrant's telephone number, including area code: (312) 706-1710

N/A

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

On March 31, 2005, eCollege issued a press release announcing that it had filed its Annual Report on Form 10-K for the year ended December 31, 2004 and detailing certain adjustments in the financial statements contained therein as compared to the financial results contained in the Company’s earnings release dated March 10, 2005. The information contained in the press release dated March 31, 2005 is incorporated herein by reference and furnished as Exhibit 99.1 hereto.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

c)	Exhibits. The following exhibits are furnished with this report.

Exhibit Number	Description
99.1	Press release dated March 31, 2005, “eCollege(R) Files Annual Report on Form 10-K for the Year Ended December 31, 2004”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2005

eCollege.com
By: /s/ Oakleigh Thorne Oakleigh Thorne, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated March 31, 2005, “eCollege(R) Files Annual Report on Form 10-K for the Year Ended December 31, 2004”

Exhibit 99.1

For Immediate Release

For Information Contact:

Reid Simpson	Kristi Emerson
Chief Financial Officer	Public Relations Manager
312.706.1706	303.873.3788
reids@eCollege.com	kristie@eCollege.com

eCollege® Files Annual Report on Form 10-K for the

Year Ended December 31, 2004

Filing Completed Within Rule 12b-25 Extension Period Includes Final Adjustments

CHICAGO – March 31, 2005 – eCollege® [Nasdaq: ECLG], a leading provider of value-added information services to the post-secondary education industry, today announced it has filed its Annual Report on Form 10-K for the year ended December 31, 2004 with the Securities and Exchange Commission. The filing was completed within the extension period provided under Rule 12b-25.

The Company noted that the filing includes final adjustments recorded during the completion of the Company’s 2004 financial statements. Specifically, the Company recorded certain adjustments to non-cash interest expense associated with the Company’s $20.0 million Senior Subordinated Notes. The impact of these adjustments, as compared to financial results reported by the Company in a press release issued on March 10, 2005, resulted in a reduction of non-cash interest expense of $173 thousand for the fourth quarter and full year of 2004. Net income increased $119 thousand to $17.5 million for the quarter and $19.4 million for the year, and net income per share was unchanged for the quarter at $0.80 per share and increased $0.01 for the year to $0.88 per share. Adjusted Net Income was unchanged for the quarter and the full year. The adjustment will favorably impact full year 2005 non-cash interest expense by approximately $195 thousand.

A copy of the Company’s filing, as well as all other filings made with the SEC, can be found in the Investor Relations section of the Company’s Web site at www.eCollege.com

About eCollege

eCollege [Nasdaq: ECLG] is a leading provider of value-added information services to the post-secondary and K-12 education industries. The Company’s eLearning Division designs, builds and supports some of the most successful, fully online degree, certificate/diploma and professional development programs in the country. The Company’s Enrollment Division, Datamark, Inc., helps institutions build new enrollments and increase student retention. Customers include publicly traded for-profit institutions, community colleges, public and private universities, school districts and state departments of education. eCollege was founded in 1996 and is headquartered in Denver. Datamark was founded in 1987 and is headquartered in Salt Lake City. For more information, visit www.eCollege.com and www.Datamark.com.

This news release contains statements that are not historical in nature and that may be characterized as “forward-looking statements” within the meaning of the securities laws.  Examples of these forward-looking statements would include statements about expected future expenses and any other statements that are not historical facts.  These statements are based on management’s current expectations and are subject to a number of uncertainties and risks.  Actual results may differ materially.  Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include, but are not limited to: the difficulty in predicting future growth due to the early stage of and rapid changes in the market for our products and services; our eLearning customers’ ability to continue to build, grow and market their online programs; the difficulty in predicting changes in the mix of marketing products and services employed by customers of our Enrollment Division; substantial competition, including pricing competition, in the online education and enrollment and retentions services markets; technological developments, emerging industry standards and government regulations, and customer requirements, which continually require us to improve our software and services; a significant portion of our revenue is generated from a relatively small number of customers; our debt obligations could adversely affect our financial health and our ability to obtain financing and react to changes in our business; the possibility that we may not be able to achieve continued growth or profitability, or maintain current levels of revenue; our ability to protect our intellectual property and other proprietary rights from infringement; the impact of laws and regulations affecting education and the Internet; the ability of the Company to retain key executives at eCollege and Datamark; our lengthy sales cycle; our network infrastructure and computer systems failing; the vulnerability of our network to security risks; the possibility that we may not be able to raise additional capital on acceptable terms; Datamark’s ability to develop and sustain long-term customer relationships; the cost of marketing activities, including mailing lists, materials and postal rates; the use in these estimates of preliminary allocations of the assets acquired and liabilities assumed from Datamark and the possibility that the Datamark operations could be disruptive to our existing business, may not be successfully integrated, and may not live up to financial or business expectations and the additional debt incurred increases our leverage and fixed debt service obligations; the effects general economic conditions may have on our revenues; and such other factors as are discussed in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission ,, which you are encouraged to review in connection with this release. We believe that these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations and speak only as of the date of this release. We are not obligated to publicly release any revisions to forward-looking statements to reflect events after the date of this release.

eCollege is a registered trademark of eCollege.

Adjusted Net Income is not a generally accepted accounting principle, or “GAAP,” measure. However, management believes, based on feedback from investors, analysts and other users of the Company’s financial information, that Adjusted Net Income is an appropriate measure of evaluating the operating performance of the Company and is used by many investors to assess the Company’s profitability from current operations

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